1990A NOTE


                                 PROMISSORY NOTE

                                                                   March 1, 1999

      FOR VALUE RECEIVED, MARKETSPAN CORPORATION (d/b/a KEYSPAN ENERGY), KEYSPAN GAS EAST CORPORATION (d/b/a BROOKLYN UNION OF LONG ISLAND), KEYSPAN ENERGY TRADING SERVICES LLC, KEYSPAN GENERATION LLC, KEYSPAN CORPORATE SERVICES LLC, KEYSPAN UTILITY SERVICES LLC, and KEYSPAN ELECTRIC SERVICES LLC, each a New York corporation or limited liability company, with its principal place of business at 175 East Old Country Road, Hicksville, New York 11801, and MARKETSPAN FINANCE CORPORATION, a Vermont corporation (collectively, together with their respective successors and assigns and predecessors, the "Obligors"), hereby jointly and severally promise to pay, on or before the dates set forth below, the amounts set forth below, to LONG ISLAND LIGHTING COMPANY, a New York corporation, d/b/a LIPA, with its principal place of business at 333 Earle Ovington Boulevard, Suite 403, Uniondale, New York 11553 (the "Obligee").

      This Promissory Note is related to the "Electric Facilities Revenue Bonds (Long Island Lighting Company Project), 1990 Series A" (the "Bonds") issued by the New York State Energy Research and Development Authority ("NYSERDA"). The Obligee is required to make payments, among others, equal to the principal, premium, if any, and interest on the Bonds under a Participation Agreement dated as of May 1, 1990 between the Obligee and NYSERDA (the "Participation Agreement") and a related Corporation Note issued by the Obligee to NYSERDA under and pursuant to the Participation Agreement (the "Corporation Note" and, together with the Participation Agreement, the "NYSERDA Financing Documents").

      This Promissory Note is a successor to and, on and after March 1, 1999, supercedes in all respects, the original Promissory Note dated May 28, 1998 issued by the Obligors (or their predecessors) to the Obligee relating to the Bonds (the "Original Promissory Note"). The Original Promissory Note was issued pursuant to the purchase price adjustment provisions provided for by Section 2.1 of the Agreement and Plan of Merger dated as of June 26, 1997 by and among MarketSpan Corporation (formerly known as BL Holding Corp.), the Obligee, Long Island Power Authority and LIPA Acquisition Corp. (the "Merger Agreement"). As provided for by Section 2.1(e) of the Merger Agreement, this successor Promissory Note is being executed and delivered in substitution for the Original Promissory Note to evidence the final agreed-upon obligations of the Obligors with respect to the obligations of the Obligee relating to the Bonds under and as evidenced by the Participation Agreement and the Corporation Note.

      Upon the occurrence of a Material Decline in Parent's (KeySpan Energy's) Credit Standing (as such term is defined in Section 2.1(f)(ii) of the Merger Agreement) this Promissory Note (i) shall be secured by a letter of credit provided by KeySpan Energy, at its sole cost and expense, and (ii) may be economically defeased by KeySpan Energy, in each case as provided under Section 2.1(f) of the Merger Agreement.

      The terms and conditions of this Promissory Note shall be determined by reference to the debt and other obligations of the Obligee under the Participation Agreement and the Corporation Note. The payment obligations of the Obligors thereunder shall be equal to 100% of all such debt and other obligations of the Obligee that remain outstanding as of the date hereof under the NYSERDA Financing Documents (the "Applicable Percentage").

      All provisions of the NYSERDA Financing Documents relating to the payment by the Obligee of principal, interest, premium, if any, and any other amounts payable thereunder, including, without limitation, all provisions relating to any acceleration of any such payment obligations for any reason, are hereby incorporated herein and made a part hereof, except that, for purposes of such incorporation by reference: (i) all references to the "Corporation" shall be deemed to be references to the Obligors (jointly and severally); (ii) all references to the "Authority" or the "Trustee" shall be deemed to be references to the Obligee; (iii) all references to the "Corporation Note" shall be deemed to be references to this Promissory Note; (iv) all references to amounts payable shall be deemed to be references to such amount multiplied by the Applicable Percentage; (v) each due date under this Promissory Note for the payment by the Obligors of amounts representing principal, premium, if any, or interest on the Bonds, or payment of other amounts due under the NYSERDA Financing Documents, shall be the date which is thirty (30) days prior to the due date under the NYSERDA Financing Documents for such payment; and (vi) the initial Interest Payment Date hereunder shall be 30 days prior to the next interest payment date on the Bonds.

      Each of the Obligors hereby waives presentment for payment, demands, notice of dishonor and protest of this Promissory Note and any right to assert setoff of any of its obligations hereunder against any amounts owing by the Obligee thereto. The Obligors further agree that none of the terms or provisions of this Promissory Note may be waived, altered, modified or amended except as the Obligee may consent in a writing duly signed for and on its behalf. The Obligee agrees that it shall not agree to any alteration, modification or amendment of any of the NYSERDA Financing documents in any way that would increase the payment obligations of the Obligors hereunder, without the prior written consent of KeySpan Energy. No failure or delay on the part of the Obligee in exercising any of its rights, powers or privileges hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

      The Obligors agree to pay on demand any and all reasonable out-of-pocket costs and expenses (including reasonable fees and expenses of counsel) incurred by the Obligee and its successor and assigns in enforcing this Promissory Note.

      This Promissory Note is binding upon the Obligors and their successors and assigns and is for the benefit of the Obligee and its successors and assigns. The Obligors may not, without the prior written consent of the Obligee, assign or otherwise transfer their obligations under this Promissory Note.

         This Promissory Note has been delivered in the State of New York and shall be construed and enforced in accordance with the internal and substantive laws of such State without giving effect to the choice of law rules.


MARKETSPAN CORPORATION
d/b/a KEYSPAN ENERGY

By:/s/ Robert R. Wieczorek
   --------------------------------------------
   Name: Robert R. Wieczorek
   Title: Vice President, Secretary & Treasurer


KEYSPAN GAS EAST CORPORATION
d/b/a BROOKLYN UNION OF LONG ISLAND

By:/s/ Robert D. Ekholm
   --------------------------------------------
   Name: Robert D. Ekholm
   Title: Secretary


KEYSPAN ENERGY TRADING SERVICES LLC

By:/s/ Robert R. Wieczorek
   --------------------------------------------
   Name: Robert R. Wieczorek
   Title: Vice President, Secretary & Treasurer


KEYSPAN GENERATION LLC

By:/s/ Robert R. Wieczorek
   --------------------------------------------
   Name: Robert R. Wieczorek
   Title: Vice President, Secretary & Treasurer


KEYSPAN CORPORATE SERVICES LLC

By:/s/ Robert R. Wieczorek
   --------------------------------------------
   Name: Robert R. Wieczorek
   Title: Vice President, Secretary & Treasurer


KEYSPAN UTILITY SERVICES LLC

By:/s/ Robert R. Wieczorek
   --------------------------------------------
   Name: Robert R. Wieczorek
   Title: Vice President, Secretary & Treasurer


KEYSPAN ELECTRIC SERVICES LLC

By:/s/ Robert R. Wieczorek
   --------------------------------------------
   Name: Robert R. Wieczorek
   Title: Vice President, Secretary & Treasurer


MARKETSPAN FINANCE CORPORATION

By:/s/ Robert R. Wieczorek
   --------------------------------------------
   Name: Robert R. Wieczorek
   Title: Vice President, Secretary & Treasurer